Customer Contract With Metro AG	12 Months Ended
Mar. 31, 2022
Text block [abstract]
Disclosure of customer contract with metro AG
35.
As part of
a
customer contract with Metro AG, the Company has acquired
Metro-nom
GmbH (currently known as Wipro Business Solutions GmbH) and Metro Systems Romania S.R.L (currently known as Wipro Technology Solutions S.R.L), the IT units of Metro AG in Germany and Romania, respectively, for a consideration of
₹
 5,096. Considering the terms and conditions of the agreement, the Company has concluded that this transaction does not meet the definition of Business under IFRS 3

“Business Combinations”. The transaction was consummated on April 1, 2021. The fair value of net assets acquired aggregating to
₹
 4,691 is allocated to respective assets and liabilities. The excess of consideration paid, and net assets taken over is accounted as ‘costs to obtain contract’, which will be amortized over the tenure of the contract as reduction in revenues.